Defined Asset Funds

Select Ten Performance Summary


A Simple Strategy For Total Return

The Select Ten Portfolio seeks total return by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average* (DJIA) for about one year.

Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. Investing in a number of established stocks when their prices are depressed is a strategy designed to increase the potential for total return.


How The Portfolio Works

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield shortly before the initial offering date (the "Strategy Stocks") and holds them for about a year. The Portfolio will remain relatively fixed during this time. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for three to five years.


Defining your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease.


Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

Series From Inception through 3/31/97      Most Recently Completed Portfolio

            Inception    Return                       Period         Return

A Series      1/3/92     15.12%        A Series    1/18/96-2/28/97    31.27%
B Series     5/17/91     16.24%        B Series    5/10/95-6/28/96    25.75%
C Series      9/1/92     18.87%        C Series    9/12/95-10/31/96   30.30%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different from that of the Series Since Inception.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 stocks chosen by the editors of The Wall Street Journal as representative of the NY Stock Exchange and of Americana industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal            Eastman Kodak            Merck

Aluminum Co. of          Exxon                    3M
America

American Express         General Electric         J.P. Morgan & Co.

AT&T                     General Motors           Philip Morris

Boeing                   Goodyear                 Procter & Gamble

Caterpillar              Hewlett-Packard          Sears Roebuck & Co.

Chevron                  IBM                      Travelers Group

Coca-Cola                International Paper      Union Carbide

Walt Disney              Johnson & Johnson        United Technologies

Du Pont                  McDonald's               Wal-Mart


Time In The Market

Average Annual Total Returns for periods ending 12/31/96: Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

                  3 year    5 year    10 year   15 year    20 year    25 year

Strategy Stocks   21.96%    20.05%    17.62%    20.48%     17.41%     18.08%
          DJIA*   22.57%    18.20%    16.49%    18.27%     14.27%     12.76%
       S&P 500*   19.44%    15.07%    15.20%    16.57%     14.33%     12.35%

[A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1972 through 3/31/97", compares the cumulative annual performance from 1972 through 1996 between the Strategy Stocks (blue), the DJIA (pink), and the S&P 500 (green). A box in the upper left quadrant indicates the components of the chart. The y axis reflects years in 1 year increments. The initial value of each is $10,000; the ending values are as follows: $659,215 (Strategy Stocks); $206,721 (DJIA); $188,717 (S&P 500).]


                       Annual Total Returns
                       Periods ending December 31

                        1972       1973       1974       1975       1976        1977      1978      1979      1980      1981

     Strategy Stocks   23.26%     -1.02%     -0.31%     57.02%     34.81%      -0.83%     0.16%    12.35%    26.37%     7.47%
Dow Jones Industrial
             Average   18.21%    -13.12%    -23.14%     44.40%     22.72%     -12.71%     2.69%    10.52%    21.41%    -3.40%
             S&P 500   18.98%    -14.66%    -26.47%     36.92%     23.53%      -7.19%     6.39%    18.02%    31.50%    -4.83%

                        1982       1983       1984       1985       1986        1987      1988      1989      1990      1991

     Strategy Stocks   25.46%     38.46%      7.34%     28.63%     34.57%       6.97%    21.50%    27.30%    -7.94%    33.37%
Dow Jones Industrial
             Average   25.79%     25.68%      1.06%     32.78%     26.91%       6.02%    15.95%    31.71%    -0.57%    23.93
            S&P 500    20.26%     22.27%      5.95%     31.43%     18.37%       5.67%    16.58%    31.11%    -3.20%    30.51

                        1992       1993       1994       1995       1996       3/31/97

     Strategy Stocks    8.32%     26.92%      3.89%     36.48%     27.94%       3.32%
Dow Jones Industrial
             Average    7.34%     16.72%      4.95%     36.48%     28.57%       2.63%
             S&P 500    7.67%      9.97%      1.30%     37.10%     22.69%       2.70%


Notes:

The data above represent past performance and are no guarantee of future results of Strategy Stocks or any Select Ten Portfolio. The figures compare hypothetical performance of the Select Ten Strategy Stocks (not any actual Portfolio) with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The figures do not reflect sales charges, commissions, expenses or taxes. Portfolio performance will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and other expenses, among other reasons. Annual total returns represent price changes plus dividends distributed. Average annual total returns and the chart show dividends reinvested at each year end.

If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have underperformed the Dow Jones Industrial Average in 11 out of the last 25 years and the S&P 500 Index 10 out of the last years.

* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

For more complete information about the latest Equity Income Fund Select Ten Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.